LOAN AMENDING AGREEMENT

  THIS AGREEMENT dated the 7th day of September, 2001.

BETWEEN:

MARK SMITH, of 5090 Warwick Terrace, Pittsburgh, PA, 15213

  (the "Lender")

AND:

  GLOBALTEX INDUSTRIES INC. a British Columbia company having its registered and records office at 3000-1055 West Georgia Street, Vancouver, British Columbia, V6E 3R3

  (the "Borrower")

WHEREAS:

A. The Lender and the Borrower entered into a loan agreement dated September 18, 2000 (the "Loan Agreement") pursuant to which the Lender advanced CAD $400,000 (the "Loan") to the Borrower; and

B. The Loan Agreement provided that the Loan was to be repaid in full by September 18, 2001.

C. The Lender and the Borrower have now agreed to amend the Loan Agreement to extend the time for the repayment of the Loan for an additional year to September 18, 2002, upon the terms and subject to the conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

 ARTICLE ONE

 INTERPRETATION

1.01 Defined Terms. Except as otherwise provided for herein, all capitalized terms used in this amending agreement (the "Agreement") will have the meanings given to them in the Loan Agreement.

ARTICLE TWO

AMENDMENTS

2.01 Principal Repayment. The time for repayment of the Loan is hereby extended for one year to September 18, 2002. Section 2.04 of the Loan Agreement is be deleted and replaced with the following:

Subject to Section 2.07, the principal amount of the Loan will be repaid by the Borrower by September 18, 2002 (the "Maturity Date").

2.02 Warrants. As consideration for the extension of the time for repayment of the Loan described in section 2.01 above, the Borrower will issue additional share purchase warrants to the Lender entitling the Lender to purchase up to 300,000 Shares over a three-year term expiring on September 6, 2004, at a price of $1.15 per Share from September 7, 2001 to September 6, 2002, $1.25 per Share from September 7, 2002 to September 6, 2003, and $1.35 per Share from September 7, 2003 to September 6, 2004 (the "New Warrants").

2.03 Amendment Deliveries. Commensurate with the execution and delivery of this Agreement by the Lender and the Borrower, and the surrender of the Note by the Lender to the Borrower for cancellation, the Borrower will execute and deliver to the Lender a new promissory note in the form attached as Schedule A to this Agreement (the "New Note") and a certificate representing the New Warrants in the form attached as Schedule B hereto. For greater clarity, the New Note will evidence the continue indebtedness of the Borrower to the Lender which is the Loan and will replace the Note delivered pursuant to the Loan Agreement.


 ARTICLE THREE

 BORROWER'S REPRESENTATIONS AND WARRANTIES

3.01  The Borrower represents and warrants to the Lender that:

 (a) the Borrower is a corporation duly incorporated, validly existing and in good standing with respect to the filing of annual reports with the Registrar of Companies for British Columbia;

 (b) the Borrower has all requisite corporate power and authority to enter into this Agreement, execute and deliver the New Note and a certificate representing the New Warrants, and carry out its obligations as contemplated herein and therein;

 (c) the execution and delivery of this Agreement, the New Note and the certificate representing the New Warrants have been duly and validly authorized by the Borrower; and

 (d) no Default or event which with the giving of notice or the lapse of time would become a Default has occurred or is continuing.

 ARTICLE FOUR

 LENDER'S REPRESENTATIONS AND WARRANTIES

4.01 The Lender represents and warrants to the Borrower that he is aware that this Agreement, the New Note and the New Warrants are being distributed under an exemption from the registration and prospectus requirements of the British Columbia Securities Act (the "Act") and the Rules thereunder, and states that this Agreement is not being entered into as a result of any information about the affairs of the Borrower that is not generally known to the public save knowledge of this particular transaction.

ARTICLE FIVE

GENERAL


5.01 Counterparts. This Agreement may be executed in counterparts with the same effect as if all parties had signed the same document and may be delivered bby facsimile and all such counterparts will be construed together and will constitute one and the same instrument.

5.02 Securities Laws. This Agreement will be governed in accordance with applicable securities laws and will be subject to the rules and policies of the Canadian Venture Exchange.
The Lender will, at the request of the Borrower, provide information and formal declarations as required by applicable laws, regulations and policies in connection with this Agreement.

5.03 Status of the Loan Agreement. Except as amended by this Agreement, the Loan Agreement remains in full force and effect.

 IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

GLOBALTEX INDUSTRIES INC.


Per:
 _____________________
 Authorized Signatory




_____________________
Mark Smith


 SCHEDULE A

 PROMISSORY NOTE



PRINCIPAL AMOUNT:  $400,000    DUE DATE: September 18, 2002



  FOR VALUE RECEIVED, Globaltex Industries Inc. (the "Borrower"), a British Columbia company having its registered and records office at 3000 - 1055 West Georgia Street, Vancouver, British Columbia, V6E 3R3, HEREBY PROMISES TO PAY to the order of Mark Smith, of 5090 Warwick Terrace, Pittsburgh, PA, 15213 (the "Lender") by September 18, 2002 the sum of:

FOUR HUNDRED THOUSAND DOLLARS ($400,000)

This note is given pursuant to a loan amending agreement between the Borrower and the Lender made as of September 7, 2001 and is to be construed and enforced in accordance therewith.

The Borrower hereby waives presentment for payment, notice of protest and notice of non-payment.


DATED at Vancouver, B.C., this __7___ day of _____September____, 2001.

GLOBALTEX INDUSTRIES INC.


Per:        (C/S)
 _____________________
 Authorized Signatory



SCHEDULE B

WARRANT CERTIFICATE

THIS WARRANT WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR
BEFORE 4:30 P.M. (VANCOUVER TIME) ON SEPTEMBER 6, 2004.

ANY COMMON SHARES ISSUED ON EXERCISE OF ALL OR A PART OF THE RIGHTS REPRESENTED BY THIS WARRANT CERTIFICATE:

ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN
BRITISH COLUMBIA UNTIL SEPTEMBER 7, 2002 EXCEPT AS
PERMITTED BY THE BRITISH COLUMBIA SECURITIES ACT AND RULES
MADE THEREUNDER (THE "BCSC HOLD PERIOD");

AND

MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE
TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN
VENTURE EXCHANGE (THE "EXCHANGE") OR OTHERWISE IN
CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT
WITHOUT PRIOR APPROVAL OF THE EXCHANGE AND COMPLIANCE
WITH ALL APPLICABLE SECURITIES LEGISLATION UNTIL JANUARY 7,
2002 (THE "CDNX HOLD PERIOD").

UNTIL THE EXPIRY OF THE APPLICABLE HOLD PERIODS, SHARE CERTIFICATES ISSUED PURSUANT TO THE EXERCISE OF THE RIGHTS REPRESENTED BY THIS
WARRANT CERTIFICATE WILL BEAR LEGENDS SETTING OUT THE HOLD PERIOD
TERMS.

NON-TRANSFERABLE WARRANTS

GLOBALTEX INDUSTRIES INC.

(Incorporated under the laws of British Columbia)


Right to Purchase
300,000 Common Shares


WARRANT CERTIFICATE FOR PURCHASE OF COMMON SHARES


THIS IS TO CERTIFY THAT, for value received, Mark Smith, of 5090 Warwick Terrace, Pittsburgh, PA, 15213 (hereinafter called the "Holder") is entitled to subscribe for and purchase 300,000 fully paid and non-assessable Common Shares in the capital of Globaltex Industries Inc. (hereinafter called the "Corporation") at any time prior to 4:30 p.m. (Vancouver Time) on September 6, 2004 at the price of $1.15 per share in the first year of the term ending on September 6, 2002, at the price of $1.25 per share in the second year of the term from September 7, 2002 to September 6, 2003 and at the price of $1.35 per share in the third year of the term from September 7, 2003 to September 6, 2004 (the "Exercise Price"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

The rights represented by this Warrant Certificate may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Shares) by completing the subscription form attached hereto as Exhibit A and surrendering this Warrant Certificate at the office of the Transfer Agent of the Corporation, Computershare Trust Company of Canada, of 4th Floor, 510 Burrard Street, Vancouver, British Columbia, together with a certified cheque payable to or to the order of the Corporation in payment of the Exercise Price multiplied by the number of Common shares subscribed for.

  In the event of any exercise of the rights represented by this Warrant Certificate, certificates for the Common Shares so purchased will be delivered to the Holder within a reasonable time, not exceeding three business days after the rights represented by this Warrant Certificate will have been so exercised, and, unless this Warrant Certificate has expired, a new Warrant Certificate representing the right to acquire the number of Common Shares, if any, with respect to which the rights represented by this Warrant Certificate will not then have been exercised will also be issued to the Holder within such time.

  The Corporation covenants and agrees that all Common Shares which may be issued upon the exercise of the rights represented by this Warrant Certificate will, upon issuance, be fully paid and non-assessable and free of all liens, charges and encumbrances. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant Certificate may be exercised, the Corporation will at all times have authorized and reserved, a sufficient number of Common Shares to provide for the exercise of such rights.


  THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO
IN THIS WARRANT:

1. In case the Corporation will at any time subdivide its outstanding Common Shares into a greater number of shares, the Exercise Price will be proportionately reduced and the number of subdivided Common Shares entitled to be purchased proportionately increased, and conversely, in case the outstanding Common Shares of the Corporation will be combined into a smaller number of shares, the Exercise Price will be proportionately increased and the number of combined Common Shares entitled to be purchased hereunder will be proportionately decreased.

  If any capital reorganization, reclassification or consolidation of the capital stock of the Corporation, or the merger or amalgamation of the Corporation with another corporation will be effected, then as a condition of such reorganization, reclassification, consolidation, merger or amalgamation, adequate provision will be made whereby the Holder will have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant Certificate and in lieu of the Common Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, or other securities as may be issued with respect to or in exchange for such number of outstanding Common Shares equal to the number of Common Shares purchasable and receivable upon the exercise of the rights represented by this Warrant Certificate had such reorganization, reclassification, consolidation, merger or amalgamation not taken place. The Corporation will not effect any merger or amalgamation unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Corporation) resulting from such merger or amalgamation will assume by written instrument executed and mailed or delivered to the Holder the obligation to deliver to the Holder such shares of stock or securities in accordance with the foregoing provisions, the Holder may be entitled to purchase.

2.  In case at any time:

 (a) the Corporation will pay any dividend payable in stock upon its Common Shares or make any distribution to the holders of its Common Shares;

 (b) the Corporation will offer for subscription pro rata to the holders of its Common Shares any additional shares of stock of any class or other rights;

 (c) there will be any capital reorganization, or reclassification of the capital stock of the Corporation, or consolidation or merger or amalgamation of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

 (d) there will be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation; then, and in any one or more of such cases, the Corporation will give to the Holder, at least twenty days' prior written notice of the date on which the books of the Corporation will close or a record will be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, or amalgamation, dissolution, liquidation or winding-up and in the case of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, at least twenty days' prior written notice of the date when the same will take place. Such notice in accordance with the foregoing clause, will also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares will be entitled thereto, and such notice in accordance with the foregoing will also specify the date on which the holders of Common Shares will be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up as the case may be. Each such written notice will be given by first class mail, registered postage prepaid, addressed to the Holder at the address of the Holder, as shown on the books of the Corporation.

3. As used herein, the term "Common Shares" will mean and include the Corporation's presently authorized Common Shares and will also include any capital stock of any class of the Corporation hereafter authorized which will not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

4. This Warrant will not entitle the Holder to any rights as a shareholder of the Corporation, including without limitation, voting rights.

5.  This Warrant and all rights hereunder are not transferable.

6. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office of the Transfer Agent of the Corporation, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of Common Shares as will be designated by the Holder at the time of such surrender.

  IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officers under its corporate seal, and this Warrant Certificate to be dated September 7, 2001.

      GLOBALTEX INDUSTRIES INC.

      Per:


       Thomas O'Brien,
       Chief Executive Officer



EXHIBIT A

SUBSCRIPTION FORM


TO: Globaltex Industries Inc.
 (the "Corporation")


The undersigned hereby exercises the right to purchase and hereby subscribes for ____________ Common Shares in the capital stock of the Corporation referred to in the attached Warrant Certificate according to the conditions thereof and herewith makes payment by certified cheque of the purchase price in full for the said shares. The undersigned acknowledges that the share certificates representing any Common Shares issued on exercise of all or a part of the rights represented by this Warrant Certificate are subject to the BCSC Hold Period and the CDNX Hold Period as such terms are defined on page one of the Warrant Certificate.

Please issue a certificate for the shares being purchased as follows:

(Note: Until the expiry of the BCSC Hold Period and the CDNX Hold Period, the certificate must be issued in the name of the undersigned and will bear legends setting out the terms of the applicable hold periods.)


NAME:
   (please print)

ADDRESS:





If applicable, please deliver a Warrant Certificate in respect of the balance of the Common Shares referred to in the attached Warrant Certificate but not presently subscribed for, to the undersigned.

DATED this    day of    ,  .





Mark Smith